                                                       Deutsche Asset Management

Asset Management Fund--Premier Class

Supplement dated June 25, 2001 (Replacing Supplement dated April 30, 2001) to Prospectus dated June 30, 2000

The prospectus is supplemented to reflect a change in the Fund's investment adviser from Bankers Trust Company (`Bankers Trust') to Deutsche Asset Management, Inc. (`DeAM, Inc.') on April 30, 2001. All references in the prospectus to Bankers Trust, in its capacity as investment adviser, have now been changed to reflect DeAM, Inc. as the investment adviser. The change in investment adviser does not involve a change in either the portfolio managers who have primary responsibility for the day-to-day management of the Fund or the fees payable under the investment advisory agreement.

Effective January 2, 2001, the following replaces the `Annual Fees and Expenses' table, `Expense Example' and footnotes in the `Annual Fund Operating Expenses' section:

ANNUAL FEES AND EXPENSES

--------------------------------------------------------------------------------------------------------
                                                                                   Percentage of Average
                                                                                   Daily Net Assets/1/
--------------------------------------------------------------------------------------------------------
Management Fees                                                                                    0.65%
--------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                                                               None
--------------------------------------------------------------------------------------------------------
Other Expenses                                                                                     0.28%
--------------------------------------------------------------------------------------------------------
Total Fund Operating Expenses                                                                      0.93%
--------------------------------------------------------------------------------------------------------
Less: Fee Waivers and/or Expense Reimbursements                                                   (0.33%)
--------------------------------------------------------------------------------------------------------
Net Expenses                                                                                       0.60%/2/
--------------------------------------------------------------------------------------------------------

EXPENSE EXAMPLE/3/

------------------------------------------------------------------------------------------------------------
         1 year                     3 years                     5 years                    10 years
------------------------------------------------------------------------------------------------------------
          $61                        $263                        $482                       $1,113
------------------------------------------------------------------------------------------------------------

/1/ Information on the annual operating expenses reflects the expenses of both the Fund and the master portfolio in which the Fund invests its assets, the Asset Management Portfolio. (A further discussion of the relationship between the Fund and the master portfolio appears in the `Organizational Structure' section of this prospectus.)

/2/ The investment adviser and administrator have contractually agreed, for a 16-month period from the Fund's fiscal year end of March 31, 2000, to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.60%. The investment adviser and administrator have also voluntarily agreed to waive their fees and/or reimburse expenses so that total expenses will not exceed 0.55%. We may terminate or adjust these voluntary waivers and reimbursements at any time at our sole discretion without notice to shareholders.

/3/ For the first year, the expense example takes into account contractual fee waivers and reimbursements.


The following supplements the `Strategy' section:

The currency portion of the Fund's portfolio is generally designed to enhance returns during periods of relative US dollar weakness and to protect returns during periods of relative US dollar strength. The Fund may take a position in a country's currency without owning securities within that market. This strategy can be used to enhance returns as well as to hedge.


                                                       A Member of the
                                                       Deutsche Bank Group [/]

The following supplements the `Principal Investments - Derivatives' section:

The Fund may invest up to 25% of its total assets in the currencies of any of the following countries: Australia, Japan, Canada, U.K., US, Switzerland, Germany, France, Italy, Netherlands and Spain.

The following replaces the `Primary Risks - Currency Risk' section:

Currency Risk. The Fund invests in foreign currencies and in securities denominated in foreign currencies. This creates the possibility that changes in foreign exchange rates will affect the US dollar value of foreign investments or the US dollar amount of income or gain received on these investments. We seek to minimize this risk by actively managing the currency exposure of the Fund.
There is no guarantee that these currency management activities will work and they could cause losses to a Fund.

The following replaces the `Management of the Fund - Investment Adviser' section:

Investment Adviser. Under the supervision of the Board of Trustees, Deutsche Asset Management, Inc. (`DeAM, Inc.'), with headquarters at 130 Liberty Street, New York, New York 10006, acts as the Fund's investment adviser. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. For its services as investment adviser, DeAM, Inc. receives a fee of 0.65% of the Fund's average daily net assets. This is the same fee that Bankers Trust, the previous investment adviser to the Fund, received for its services in the last fiscal year.

DeAM, Inc. provides a full range of investment advisory services to retail and institutional clients, and as of December 31, 2000 had total assets of approximately $16 billion under management.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

The following replaces the `Dividends and Distributions' section:

If the Fund earns net investment income, its policy is to distribute to shareholders all or substantially all of that income quarterly. If the Fund recognizes net capital gains, its policy is to distribute to shareholders all or substantially all of that capital gain at least annually. The Fund also may pay dividends and capital gains distributions at other times if necessary for the Fund to avoid federal income or excise tax. If you invest in the Fund close to the time that the Fund makes a capital gains distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

The following replaces the second chart in the `Tax Considerations' section:

TRANSACTION                    TAX STATUS

Your sale of shares            Generally, long-term
owned more than one year       capital gains or losses

Your sale of shares            Generally, short-term capital gains or losses;
owned for one year or less     losses subject to special rules


You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if the Fund is otherwise legally required to do so, it will withhold 31% `backup withholding' tax from your dividends, distributions, sales proceeds or any other payments to you.


              Please Retain This Supplement for Future Reference


BT Pyramid Mutual Funds
SUPP1682 (6/01)
CUSIP: 055847404

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